Fidelity D&D BANCORP, INC.

Investor Presentation
August 2017



Fidelity BANK

Forward-looking Statements

This presentation contains forward-looking statements that describe our future plans, strategies and expectations. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may." All forward-looking statements are based on assumptions and involve risks and uncertainties, many of which are beyond our control and which may cause our actual results, performance or achievements to differ materially from the results, performance or achievements contemplated by the forward-looking statements. These risks and uncertainties include, among other things without limitation:

- *the effects of economic deterioration on current customers, specifically the effect of the economy on loan customers' ability to repay loans;*
- *the costs and effects of litigation and of unexpected or adverse outcomes in such litigation;*
- *the impact of new laws and regulations, including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the regulations promulgated there under;*
- *impacts of the new capital and liquidity requirements of the Basel III standards and other regulatory pronouncements, regulations and rules;*
- *governmental monetary and fiscal policies, as well as legislative and regulatory changes;*
- *effects of short- and long-term federal budget and tax negotiations and their effect on economic and business conditions;*
- *the effect of changes in accounting policies and practices, as may be adopted by banking regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters;*
- *the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements, as well as interest rate risks;*
- *the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market area and elsewhere, including institutions operating locally, regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the internet;*
- *technological changes;*
- *the interruption or breach in security of our information systems and other technological risks and attacks resulting in failures or disruptions in customer account management, general ledger processing and loan or deposit updates and potential impacts resulting therefrom including additional costs, reputational damage, regulatory penalties, and financial losses;*
- *acquisitions and integration of acquired businesses;*
- *the failure of assumptions underlying the establishment of reserves for loan and lease losses and estimations of values of collateral and various financial assets and liabilities;*
- *volatility in the securities markets;*
- *acts of war or terrorism;*
- *disruption of credit and equity markets;*
- *the risk that our analyses of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful; and*
- *other risks and uncertainties described in this presentation and the other reports that Fidelity D & D Bancorp, Inc. files with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and other current reports filed or furnished on Form 8-K.*

In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements in this presentation, which reflect analyses only as of the date of this presentation. The Company has no obligation to update any forward-looking statements to reflect events or circumstances after the date of this presentation. For more information please visit our investor relations web site located through www.bankatfidelity.com.

Fidelity D&D BANCORP, INC.

Vision Statement


Fidelity BANK
Fidelity BANK
Fidelity BANK
GREAT RATE

Fidelity Bankers are passionate about success and committed to building strong relationships through superior service. Fidelity Bank will be the best bank for our bankers to work at, our clients to bank with, our shareholders to invest in, and for our community to prosper.

Fidelity D&D BANCORP, INC.

Core Values

Passion

Fidelity Bankers strive for excellence and do their best work every day.
Fidelity Bankers are passionate about delivering outstanding value and customer service.

Commitment

Fidelity Bankers know our clients and build long term relationships.

They genuinely listen to our clients and provide the best experience possible.

Integrity

Fidelity Bankers always do what is right for our clients.

Fidelity Bankers are honest and accountable.

Relationships

Fidelity Bankers respect our clients.

Fidelity Bankers listen carefully to our clients and prepare thoughtful solutions to meet their needs.

Innovation

Fidelity Bankers understand our client's needs and provide creative and customized solutions to meet each client's unique situation.

Success

As an organization, Fidelity Bankers strive to see our clients succeed in life and in business.

Fidelity D&D BANCORP, INC.

Experienced Management Team

THE FIDELITY DEPOSIT AND DISCOUNT BANK	Years at Fidelity	Years in banking
Daniel J. Santaniello President and CEO	16 (6.5 as CEO)	27
Salvatore R. DeFrancesco, Jr. Chief Financial Officer	14	22
Eugene J. Walsh Chief Operating Officer	8	25
Timothy P. O'Brien Chief Lending Officer	9	49
Michael J. Pacyna Chief Business Development Officer	3	29

Mortgage

- #1 Mortgage Lender in Northeastern PA 6th year in a row
- Best Bank for Mortgages

Scranton Times





EQUAL HOUSING LENDER

NMLS# 440404
Member FDIC

Fidelity D&D BANCORP, INC.

Customer Experience

2016 Blind awareness study – conducted 8/16

- 13.3% share – 2nd to PNC

- Fidelity Bank outperforms the local competition on multiple criteria when giving a rating of extremely satisfied

Criteria	Fidelity Bank	All Banks
Friendliness of Tellers	79.4%	61.3%
Professionalism Bank Mgt.	73.5%	54.7%
Appearance of Branches	70.6%	49.6%
Reputation	67.6%	48.7%
Product & Srv Offerings	58.8%	42.7%

Enhance online delivery channels


Fidelity BANK
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Fidelity D&D BANCORP, INC.

Mobile Channel Optimization

Business Mobiliti
August, 2017




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Teach Children to Save (TCTS)– financial literacy school visits

Fidelity Bank
April 8 at 9:12am ·

Fidelity Bank is celebrating Community Banking Month throughout April! Our Bankers will visit over 750 children at 14 area schools to teach financial literacy through the "Teach Children to Save" initiative. We may be coming to a classroom near you! #volunteering to teach #FinancialLiteracy via #TCTS2015

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...iff Galko and 4 others like this.

Fidelity Bank in Kingston, Pennsylvania
Just now ·

Fidelity Bankers from our Kingston Branch visited The Montessori School in Kingston to "Teach Children to Save"! Thanks to all the kids and their teachers for letting us share an afternoon with you to share lessons in financial literacy with you! #TCTS2015 #financialliteracy #Communitybankmonth



Boost Post

Fidelity Bank
April 9 at 2:54pm · Edited ·

Check out this happy group of Savvy Savers from Frances Willard Elementary. Kristi Cleveland, our West Scranton Branch Manger visited this group of 2nd graders this week to "Teach Children to Save" #FinancialLiteracy via #TCTS2015 #communitybanking



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Fidelity D&D Bancorp, Inc.



Financial News
Mini-Millionaires: Fidelity Partners with Kids
Financial News
Fidelity Bank Announces 2017 Banker of the
Financial News
Fidelity Bank's Green Design Wins Award



16 Everywhere
WNEP


Article rank | *19 May 2016* | *The Times-Tribune*

Volunteer Day

Employees of Fidelity Bank and other companies adopted Reddington Field on Wood Street, Scranton, and the Central City Little League for their Community Volunteer Day project Wednesday. The league officials approached the bank for a donation. After hearing of the ...'s dedication to giving all children an experience in the sport, the bank wanted to do more. ...tion to the far-reaching project, the bank set up an account for the league and ...aged donations. Above, bank employees paint the concession stand at the field. Right top, ...er Mark Bagan of Scranton, an employee at the Wright Center, removes old bleachers. ..., Fidelity employee Heather Kazinetz of Olyphant paints a dugout.


PROFILES IN BANKING EXCELLENCE

Fidelity's team effort produces results and win/win for the community

Fidelity Bank's 'Give Change to Make Change' campaign enlisted an army of coin-collecting volunteers to join the' Bucket Brigade' to collect loose change donated to Women's Resource Center and Catherine McAuley Center.

CEO Daniel J. Santaniello is seen here with children from the Greater Pittston YMCA. In 2014, Fidelity received the 'Corporate Distinction' award from the Greater Pittston Chamber of Commerce.

In conjunction with 'Teach Your Child to Save' efforts, the Kid-Preneur program at Fidelity Bank encourages children to have their own business and gives away lemonade-stand kits during the summer months.

We outperformed the market



LACKAWANNA CO.
PECKVILLE
DUNMORE
CLARKS SUMMIT
SCRANTON
MOOSIC
LUZERNE CO.
DALLAS
PITTSTON
KINGSTON
SCHUYLKILL CO.
MINERSVILLE

- ✓ Voted Best Bank (3 years in a row)
- ✓ Top 50 Bank in Social Media (2 years in a row)
- ✓ Top 200 Community Bank (4 years in a row)
- ✓ Top Community Bank in measured awareness (over last two measurement periods)
- ✓ Outperformed in deposits gathered, mortgages originated, revenue generated, year over year growth

Fidelity D&D BANCORP, INC.

Deposit Market Share

Scranton--Wilkes-Barre--Hazleton, PA
U.S. Deposit Market Share by MSA

Total Deposit Rank 2016	Parent Company Name	Parent City	Parent State	Total Active Branches 2016	Total Deposits 2016 ($000)	Total Deposit Market Share 2016 (%)	5-Year Deposit CAGR 2016 (%)	Total Deposit Rank 2011	Total Active Branches 2011	Total Deposits 2011 ($000)
1	PNC Financial Services Group Inc.	Pittsburgh	PA	27	2,839,431	24.57	3.17	1	33	2,429,135
2	M&T Bank Corp.	Buffalo	NY	13	1,046,733	9.06	2.24	4	17	936,994
3	Wells Fargo & Co.	San Francisco	CA	14	991,129	8.58	(3.52)	2	17	1,185,662
4	Community Bank System Inc.	De Witt	NY	25	972,234	8.41	(0.98)	3	27	1,021,313
5	Peoples Financial Services Corp.	Scranton	PA	15	949,876	8.22	3.39	6	13	804,109
6	FNCB Bancorp Inc.	Dunmore	PA	18	781,891	6.77	(1.47)	5	18	841,984
7	**Fidelity D & D Bancorp Inc.**	**Dunmore**	**PA**	**12**	**679,812**	**5.88**	**5.38**	**8**	**15**	**523,011**
8	Citizens Financial Group Inc.	Providence	RI	9	546,855	4.73	0.78	7	11	525,924
9	NBT Bancorp Inc.	Norwich	NY	16	497,095	4.30	0.27	9	19	490,384
10	F.N.B. Corp.	Pittsburgh	PA	12	487,177	4.22	1.39	10	17	454,704
11	BB&T Corp.	Winston-Salem	NC	8	473,443	4.10	0.96	11	10	451,345
12	Penns Woods Bancorp Inc.	Williamsport	PA	9	315,333	2.73	5.17	12	8	245,111
13	Landmark Bancorp Inc.	Pittston	PA	5	245,677	2.13	8.33	15	4	164,665
14	Citizens Savings Bank	Clarks Summit	PA	6	223,293	1.93	(0.32)	13	6	226,900
15	First Keystone Corp.	Berwick	PA	8	210,532	1.82	3.21	14	5	179,728
16	Honat Bancorp Inc.	Honesdale	PA	4	87,276	0.76	7.67	18	3	60,320
17	Norwood Financial Corp.	Honesdale	PA	2	64,279	0.56	(5.31)	17	2	84,428
18	ESSA Bancorp Inc.	Stroudsburg	PA	2	58,561	0.51	(16.13)	16	2	141,085
19	Peoples Ltd.	Wyalusing	PA	4	54,767	0.47	31.33	20	1	14,019
20	Dimeco Inc.	Honesdale	PA	1	14,020	0.12	-	-	0	-
	Other Market Participants (4)			*4*	*17,029*	*0.15*	*26.75*		*5*	*51,557*
	Market Total			*214*	*11,556,443*	*100.00*	*1.30*		*233*	*10,832,378*

Source S&P Global Market Intelligence. Analysis current as of 8/3/2017

Deposit Market Share

Deposit Market Share for Selected Markets
Pending Ownership, including Bank, Savings Bank, Thrift Branches
Ownership as of 8/7/2017, Branches and Deposits as of 6/30/2016

COUNTY: Lackawanna, PA

2016 Rank	2015 Rank	Institution (Headquarters)	Type	2016 Number of Branches	2016 Total Deposits in Market ($M)	2016 Total Market Share (%)	2015 Total Deposits in Market ($M)	2015 Total Market Share (%)
1	1	PNC Financial Services Group (PA)	Bank	9	1,410.9	27.17	1,409.1	28.03
2	2	Peoples Financial Services (PA)	Bank	10	729.3	14.05	689.6	13.72
3	3	Fidelity D & D Bancorp Inc. (PA)	Bank	10	570.2	10.98	555.9	11.06
4	4	Wells Fargo & Co. (CA)	Bank	6	474.5	9.14	461.4	9.18
5	5	FNCB Bancorp Inc. (PA)	Bank	8	468.9	9.03	444.2	8.84
6	7	NBT Bancorp Inc. (NY)	Bank	12	416.3	8.02	388.9	7.74
7	6	Community Bank System Inc. (NY)	Bank	11	398.8	7.68	403.3	8.02
8	9	F.N.B. Corp. (PA)	Bank	5	244.1	4.70	213.1	4.24
9	8	Citizens Savings Bank (PA)	Thrift	6	223.3	4.30	224.9	4.47
10	10	Norwood Financial Corp. (PA)	Bank	2	64.3	1.24	69.3	1.38
		Total for institutions in market		89	5,192.7		5,026.3	

Mortgage Market Share

Fidelity Deposit and Discount Bank | Mortgage Origination Market Share (Market Share)

Company	Type	2015 Rank	2014 Rank	2015 Funded Loans ($000)	2015 Funded Loans (actual)	2015 Market share(%)	2014 Funded Loans ($000)	2014 Funded Loans (actual)	2014 Market share(%)
Lackawanna, PA									
Fidelity Deposit & Discount Bk (PA)	**Comm'l Bank**	**1**	**1**	**55,112**	**392**	**10.38**	**50,194**	**370**	**10.78**
Wells Fargo Bank NA (SD)	Comm'l Bank	2	2	34,492	269	7.12	23,128	202	5.89
Community Bank NA (NY)	Comm'l Bank	3	3	13,311	222	5.88	11,714	185	5.39
Residential Mortgage Svcs Inc. (ME)	Mortgage Bank	4	10	28,510	209	5.53	15,578	120	3.50
Penn East Federal Credit Union (PA)	Credit Union	5	5	8,432	188	4.98	6,407	166	4.84
Quicken Loans Inc. (MI)	Mortgage Bank	5	4	23,509	188	4.98	23,587	171	4.98
Peoples Security B&TC (PA)	Comm'l Bank	7	7	21,789	155	4.10	22,587	150	4.37
NBT Bank NA (NY)	Comm'l Bank	8	14	18,669	147	3.89	10,095	107	3.12
Net Federal Credit Union (PA)	Credit Union	9	11	5,866	146	3.87	5,076	112	3.26
Stearns Lending LLC (CA)	Mortgage Bank	10	17	19,199	143	3.79	11,311	88	2.56
Total For Institutions In Market				**499,469**	**3,776**		**411,588**	**3,432**	

Originally sourced to the Home Mortgage Disclosure Act data compiled annually by the Federal Financial Institutions Examination Council.

A True Community Bank



BANK

Fidelity Bank in Dunmore, Pa 1903

Fidelity is proud to be **a locally owned** and operated community bank serving the individuals, families and businesses of our area **for over 114 years**. Fidelity Bank continuing the mission of serving our area as a trusted financial advisor.

- Board of Directors and Executive Management owns over 25% of common stock
- Originated more residential mortgage loans in Lackawanna County than any other financial institution for 5 consecutive years, providing mortgage financing to over 2,100 homeowners
- Lent over $65 million to 351 local families to help finance their homes in 2016
- Closed $274 million new loans in 2016
- Generated 372 business loans totaling $136 million, to help local communities to thrive and prosper in 2016

Branch Locations

Abington Office
(570) 586-3212
1311 Morgan Highway
Clarks Summit, PA 18411

Dunmore Office
(570) 342-8281
101 N. Blakely Street
Dunmore, PA 18512

Green Ridge Office
(570) 342-5532
111 Green Ridge Street
Scranton, PA 18509

West Scranton Office
(570) 504-8180
400 S. Main Avenue
Scranton, PA 18504

Keystone Industrial Park Office
(570) 348-4003
1232 Keystone Industrial Park Rd
Dunmore, PA 18512

Kingston Office
(570) 338-0119
247 Wyoming Avenue
Kingston, PA 18704

Moosic Office
(570) 504-0789
4010 Birney Avenue
Moosic, PA 18507

Peckville Office
(570) 483-3300
1598 Main Street
Peckville, PA 18452

Scranton Financial Center
(570) 504-8001
338 North Washington Avenue
Scranton, PA 18503

Pittston Office
(570) 908-0103
225 Kennedy Boulevard
Pittston, PA 18640

Wealth Management
Dunmore Office
(570) 342-8281
101 N. Blakely Street
Dunmore, PA 18512

Minersville Office
570-504-2250
252 Sunbury Street
Minersville, PA 17954

Financial Information

2016 FULL YEAR OVERVIEW

(Comparisons versus full year 2015)

- Net income of $7.7 million, an increase of $0.6 million or 8.3%
- Earnings per share (diluted) of $3.13, an increase of $0.23 or 7.9%

- Net interest income of $25.1 million, an increase of $1.7 million or 7.0%
- Net Interest Margin of 3.72%, an increase of 2 basis points

- Loan growth of $42.9 million or 7.8%
- Deposit growth of $82.8 million or 13.3%

- Non-interest income of $8.0 million, an increase of $0.5 million or 6.3%
- Non-interest expense of $21.7 million, an increase of $0.6 million or 3.0%

- Efficiency ratio of 63.0%, an improvement of 10 basis points

- Non-performing assets of 1.1%, an improvement of 22 basis points

Fidelity D&D BANCORP, INC.

DIVERSIFIED LOAN PORTFOLIO

6/30/17


Residential Construction 1.5%
C&I 19.0%
Residential RE 21.4%
Consumer Other 1.0%
Auto Loans & Leases 11.1%
CRE Non-owner Occupied 17.0%
HELOC 8.5%
Home Equity Installment 4.5%
Construction 0.7%
CRE Owner Occupied 15.3%

$636 million
4.39% yield on Loans

12/31/11


Residential Construction 1.0%
C&I 16.8%
Residential RE 19.7%
Consumer Other 1.4%
Auto Loans & Leases 3.3%
CRE Non-owner Occupied 19.6%
HELOC 8.0%
Home Equity Installment 9.0%
Construction 2.3%
CRE Owner Occupied 18.9%

$406 million
5.62% yield on Loans

Fidelity D&D BANCORP, INC.

LOAN GROWTH


5-Year CAGR 7.97%
$406,294
$433,556
$478,200
$515,695
$556,544
$597,976
$636,418
2011
2012
2013
2014
2015
2016
June 2017

AVAILABLE-FOR-SALE INVESTMENT PORTFOLIO

6/30/17


Equities
0.5%
Agency- GSE
11.9%
Municipals
28.7%
MBS-GSE
Residential
58.9%

Total Portfolio $153 Million
Tax-Equivalent Yield 3.29%
Effective Duration 3.3 years
Price Change +200 bps (8.62%)

12/31/11


Equities
0.4%
Corporate Bonds
1.4%
Agency- GSE
23.8%
Municipals
27.8%
MBS-GSE
Residential
46.6%

Total Portfolio $109 Million
Tax-Equivalent Yield 3.03%
Effective Duration 3.6 years
Price Change +200 bps (7.66%)

Fidelity D&D BANCORP, INC.

ATTRACTIVE DEPOSIT MIX

6/30/17



CDs
14.5%
Non-Interest
Bearing
24.7%
MMDA
16.4%
Interest Bearing
Checking
26.2%
Savings & Clubs
18.2%

$707 Million Total Deposits
0.47% Cost of interest-bearing deposits

12/31/11



Non-Interest
Bearing
18.6%
CDs
24.3%
Interest Bearing
Checking
15.3%
MMDA
20.9%
Savings & Clubs
20.9%

$516 Million Total Deposits
0.90% Cost of interest-bearing deposits

Fidelity D&D BANCORP, INC.

HIGH-QUALITY, LOW-COST CHECKING DEPOSIT BASE



$175
$214
$223
$253
$276
$373
$361
$96
$126
$123
$129
$143
$211
$175
$79
$88
$100
$124
$133
$162
$186
2011
2012
2013
2014
2015
2016
June 2017
Interest Bearing Checking
Non-Interest Bearing Checking

Cost of Funds



0.88%
0.61%
0.54%
0.50%
0.40%
0.35%
0.40%
2011
2012
2013
2014
2015
2016
June 2017

Note: Cost of funds includes the effect of average non-interest bearing deposits as a funding source.

BALANCE SHEET GROWTH



855,468
792,944
729,358
676,485
623,825
606,742
601,525
707,435
703,459
626,438
620,675
588,130
586,944
546,682
515,802
514,660
529,698
506,327
469,216
424,584
398,186
2011
2012
2013
2014
2015
2016
June 2017
Deposits
Net Loans
Borrowings
Assets

STRONG PROFITABILITY

Net Income



5-Year CAGR 8.80%
$5,045
$4,902
$7,122
$6,352
$7,103
$7,693
$4,163
2011
2012
2013
2014
2015
2016
June 2017

ROAA



0.85%
0.81%
1.15%
0.96%
1.00%
1.02%
1.01%
2011
2012
2013
2014
2015
2016
June 2017

Diluted EPS



5-Year CAGR 6.54%
$2.28
$2.14
$3.02
$2.62
$2.90
$3.13
$1.68
2011
2012
2013
2014
2015
2016
June 2017

ROAE



10.01%
8.62%
11.70%
9.12%
9.55%
9.64%
10.18%
2011
2012
2013
2014
2015
2016
June 2017

NET INTEREST INCOME



5-Year CAGR 3.82%
$20,842
$20,640
$20,885
$21,927
$23,485
$25,137
$13,745
2011
2012
2013
2014
2015
2016
June 2017

Net interest income has increased as loan growth has outweighed net interest margin compression.

STABLE NET INTEREST MARGIN


6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.75%
4.39%
4.31%
4.23%
4.08%
4.05%
4.13%
3.89%
3.80%
3.80%
3.75%
3.70%
3.72%
3.74%
1.08%
0.77%
0.69%
0.64%
0.51%
0.46%
0.51%
2011
2012
2013
2014
2015
2016
June 2017
Net Interest Margin
Yield on Earning Assets
Cost of Interest Bearing Liabilities

Note: interest income was adjusted to a tax-equivalent basis, using the corporate federal tax rate of 34% to recognize the income from tax-exempt interest-earning assets as if the interest was taxable.

Fidelity D&D BANCORP, INC.

EARNINGS MOMENTUM



$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$36,000
$35,000
$34,000
$33,000
$32,000
$31,000
$30,000
$2.28
$2.14
$1.68
$2.62
$2.90
$3.13
$31,303
$31,646
$31,226
$32,198
$33,547
$35,500
2011
2012
2013*
2014
2015
2016
Revenue
Diluted EPS

6.54% 5-Year CAGR on Diluted EPS
2.55% 5-Year CAGR on Revenue

*Excludes Securities Gains in 2013 from sale of corporate investments.

Fidelity D&D BANCORP, INC.

ASSET QUALITY

Allowance for Loan Losses/ Total Loans


2.00%
2.07%
1.87%
1.78%
1.71%
1.57%
1.48%
2011
2012
2013
2014
2015
2016
June 2017

NPAs/Assets


3.58%
2.94%
1.44%
1.18%
1.76%
1.33%
1.11%
2011
2012
2013
2014
2015
2016
June 2017

NCOs/Average Loans


0.39%
0.56%
0.56%
0.16%
0.13%
0.21%
0.16%
2011
2012
2013
2014
2015
2016
June 2017

WEALTH MANAGEMENT DIVISION



- Locally-based Wealth Management Division with Fidelity Asset Management and Trust Departments.
- Team is comprised of 6 professionals.
- $398 million in assets under management at June 30, 2017, integrating over $50 million of Trust assets from Gratz Bank.
- Trust and brokerage revenue totaled $0.7 million for the six-months ended June 30, 2017, or 3.9% of total revenue.
- Trust and brokerage revenue totaled $1.3 million for 2016, or 3.7% of total revenue.

STRONG CAPITAL LEVELS



Tier 1 Risk-Based Ratio
11.70%
12.23%
13.89%
13.97%
13.71%
13.62%
13.25%
2011
2012
2013
2014
2015
2016
June 2017



Total Risk-Based Ratio
12.97%
13.51%
15.18%
15.25%
14.99%
14.90%
14.50%
2011
2012
2013
2014
2015
2016
June 2017



Leverage Ratio
8.71%
9.65%
10.32%
10.03%
10.18%
10.32%
9.68%
2011
2012
2013
2014
2015
2016
June 2017

Contact Information



Daniel J. Santaniello
President & CEO
570-504-8035
Dan.Santaniello@fddbank.com



Salvatore R. DeFrancesco, Jr.
CPA CGMA
Executive Vice President
& Chief Financial Officer
570-504-8000
Sal.DeFrancesco@fddbank.com

Fidelity D&D BANCORP, INC.

Thank You!